Carbon Collective Short Duration Green Bond ETF
Schedule of Investments
April 30, 2025 (Unaudited)

CORPORATE BONDS - 93.3%	Par	Value
Auto Parts & Equipment - 3.9%
LG Energy Solution Ltd.
5.63%, 09/25/2026 (a)	$400,000	$404,419
5.75%, 09/25/2028 (a)	300,000	306,446
		710,865

Banks - 32.0%(b)
BNP Paribas SA, 1.68% (SOFR + 0.91%), 06/30/2027 (a)	500,000	483,252
Cooperatieve Rabobank UA, 1.00% (1 yr. CMT Rate + 0.73%), 09/24/2026 (a)	500,000	492,596
Fifth Third Bancorp, 1.71% (SOFR + 0.69%), 11/01/2027	500,000	478,679
JPMorgan Chase & Co., 6.07% (SOFR + 1.33%), 10/22/2027	600,000	615,141
M&T Bank Corp., 4.83% to 01/16/2028 then SOFR + 0.93%, 01/16/2029	500,000	500,815
Mizuho Financial Group, Inc., 3.26% (1 yr. CMT Rate + 1.25%), 05/22/2030	500,000	473,924
Norinchukin Bank, 5.09%, 10/16/2029 (a)	500,000	504,505
PNC Financial Services Group, Inc., 4.76% (SOFR + 1.09%), 01/26/2027	500,000	500,474
Santander Holdings USA, Inc., 5.81% (SOFR + 2.33%), 09/09/2026	800,000	802,330
State Street Corp., 5.75% (SOFR + 1.35%), 11/04/2026	500,000	502,656
Wells Fargo & Co., 4.54% (SOFR + 1.56%), 08/15/2026	500,000	499,652
		5,854,024

Building Materials - 4.1%
Lennox International, Inc., 1.35%, 08/01/2025	750,000	743,361

Computers - 3.6%
HP, Inc., 2.65%, 06/17/2031	750,000	649,927

Electric - 23.7%
AES Corp., 1.38%, 01/15/2026	1,000,000	975,610
Avangrid, Inc., 3.80%, 06/01/2029	500,000	484,409
Dominion Energy, Inc., 2.25%, 08/15/2031	900,000	772,595
Electricite de France SA, 3.63%, 10/13/2025 (a)	468,000	465,242
NextEra Energy Capital Holdings, Inc., 5.16% (SOFR + 0.80%), 02/04/2028	500,000	500,298
Public Service Co. of Oklahoma, 2.20%, 08/15/2031	750,000	639,396
Southern Power Co., 0.90%, 01/15/2026	500,000	487,216
		4,324,766

Electronics - 2.7%
Jabil, Inc., 4.25%, 05/15/2027	500,000	498,060

Energy-Alternate Sources - 2.2%
Hanwha Energy USA Holdings Corp., 4.13%, 07/05/2025 (a)	400,000	399,577

Environmental Control - 2.6%
Ambipar Lux Sarl, 9.88%, 02/06/2031 (a)	497,000	478,229

Forest Products & Paper - 1.1%
Celulosa Arauco y Constitucion SA, 6.18%, 05/05/2032 (a)	200,000	200,000

Iron & Steel - 2.7%
POSCO Holdings, Inc., 5.13%, 05/07/2030 (a)	500,000	499,293

Private Equity - 8.4%
Brookfield Finance, Inc., 2.72%, 04/15/2031	900,000	799,726
HAT Holdings I LLC / HAT Holdings II LLC, 3.38%, 06/15/2026 (a)	750,000	728,485
		1,528,211

REITS - 2.5%
Equinix, Inc., 1.55%, 03/15/2028	500,000	461,994

Semiconductors - 3.8%
Micron Technology, Inc., 2.70%, 04/15/2032	500,000	424,237
NXP BV / NXP Funding LLC / NXP USA, Inc., 3.40%, 05/01/2030	300,000	278,184
		702,421
TOTAL CORPORATE BONDS (Cost $16,973,185)		17,050,728

SHORT-TERM INVESTMENTS - 9.8%	Shares
Money Market Funds - 9.8%
First American Government Obligations Fund - Class X, 4.25% (c)	1,792,535	1,792,535
TOTAL SHORT-TERM INVESTMENTS (Cost $1,792,535)		1,792,535

TOTAL INVESTMENTS - 103.1% (Cost $18,765,720)		18,843,263
Liabilities in Excess of Other Assets - (3.1)%		(562,199)
TOTAL NET ASSETS - 100.0%		$18,281,064
two		–%
Percentages are stated as a percent of net assets.		–%

CMT - Constant Maturity Treasury
SOFR - Secured Overnight Financing Rate

(a)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of April 30, 2025, the value of these securities total $4,962,044 or 27.1% of the Fund’s net assets.

(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	The rate shown represents the 7-day annualized effective yield as of April 30, 2025.

Summary of Fair Value Disclosure as of April 30, 2025 (Unaudited)

Carbon Collective Short Duration Green Bond ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$–	$17,050,728	$–	$17,050,728
Money Market Funds	1,792,535	–	–	1,792,535
Total Investments	$1,792,535	$17,050,728	$–	$18,843,263

Refer to the Schedule of Investments for further disaggregation of investment categories.